                                                               ----------------
                                                              | EXECUTION COPY |
                                                               ----------------

                                                                 Exhibit 10.6(C)


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated April 30, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-3 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as a master servicer of the Banc of America Funding 2007-3 Trust.

     WHEREAS, pursuant to (i) that certain Master Mortgage Loan Purchase Agreement, dated as of January 1, 2003, as amended by that certain Amendment No. 1 to the Master Mortgage Loan Purchase Agreement, dated as of October 1, 2003, and by that certain Amendment No. 2 to the Master Mortgage Loan Purchase Agreement, dated as of May 10, 2004, (ii) that certain Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2003, as amended by that certain Amendment No. 1 to the Master Seller's Warranties and Servicing Agreement, dated as of April 1, 2003, that certain Amendment No. 2 to the Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2003, that certain Amendment No. 3 to the Master Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, that certain Amendment No. 4 to the Master Seller's Warranties and Servicing Agreement, dated as of October 1, 2003, that certain Amendment No. 5 to the Master Seller's Warranties and Servicing Agreement, dated as of May 10, 2004, and (iii) that certain Assignment and Conveyance Agreement, dated February 26, 2004 (collectively, the "Purchase Agreements"), each by and between the Assignor and Wells Fargo Bank, each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage Loans;

     WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans pursuant to that certain Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006 (the "Servicing Agreement"), which is attached in Appendix II hereto, by and between the Assignor and Wells Fargo Bank, as modified by Section 6 of this Agreement,

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as a master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among

BAFC, the Master Servicer, the Securities Administrator, Washington Mutual Mortgage Securities Corp., as a master servicer and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase Agreements, the Servicing Agreement and the mortgage loans delivered under the Purchase Agreements by Wells Fargo Bank to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase Agreements or the Servicing Agreement other than the Mortgage Loans.

     Notwithstanding any provision in this Agreement to the contrary, it is understood that Wells Fargo Bank is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by Wells Fargo Bank in the Purchase Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreements, the Servicing Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreements, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase Agreements or the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreements, the Servicing Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the

Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records and shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in the Purchase Agreements, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement for the benefit of the Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Purchase Agreements and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the Servicing Agreement, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the Servicing Agreement) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in
Section 8 herein on or before the closing date of the related Securitization Transaction (as defined in the Servicing Agreement).

     6. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

     a. Article I. Article I is hereby modified by replacing the definition of "Servicing Fee Rate" with the following:

          "With respect to each Mortgage Loan, 0.250% per annum."

     b. Section 4.02. Section 4.02 is hereby modified by deleting the phrase "of the Company's intention to do so" and replacing it with the phrase "via the monthly reports as identified in Section 5.02, that foreclosure proceedings have commenced."

     c. Section 4.10. Section 4.10 is hereby modified by deleting the following language from the fourth paragraph:

          "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."

     d. Section 4.13. Section 4.13 is hereby deleted in its entirety and replaced with the following:

          "The Company or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

     e.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the tenth (10th) calendar day of each month, the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Master Servicer."

          The exhibits referenced in this Section 6(e) are attached to this Agreement as Exhibit B hereto.

     f. Section 6.05. Section 6.05 is hereby modified by deleting such section in its entirety and inserting "[Reserved]."

     g. Section 6.06. Section 6.06 is hereby modified by deleting the first paragraph in its entirety and replacing it with the following:

          "On or before March 1 of each calendar year, commencing in 2008, the Company shall:"

     h. Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty (30)":

          "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten (10))"

     i. Section 12.06. Section 12.06, subclause (i), is hereby amended by replacing the words "MAC X2401-042" with "MAC X2302-033" and by replacing "515/213-7121" with "515/324-3118."

     7. Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans, Purchase Agreements and the Servicing Agreement is:

                 U.S. Bank National Association
                 209 S. LaSalle Street, Suite 300
                 Chicago, Illinois 60604
                 Attention: Structured Finance Trust Services, BAFC 2007-3

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                 Banc of America Funding Corporation
                 214 North Tryon Street
                 Charlotte, North Carolina 28255
                 Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:


                 Wells Fargo Bank, N.A.
                 9062 Old Annapolis Road
                 Columbia, Maryland  21045
                 Attention: Client Manager - BAFC 2007-3

     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                 WELLS FARGO BANK, N.A.
                 ABA# 121000248
                 FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                 FFC TO: BAFC 2007-3 #53146700

     10. Wells Fargo Bank hereby acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase Agreements and the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase Agreements and the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

     11. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase Agreements and the Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                       Bank of America, National Association,
                                       as Assignor


                                       By:      /s/ Bruce W. Good
                                          --------------------------------------
                                       Name:    Bruce W. Good
                                       Title:   Vice President


                                       U.S. Bank National Association,
                                       as Assignee


                                       By:      /s/ Melissa A. Rosal
                                          --------------------------------------
                                       Name:    Melissa A. Rosal
                                       Title:   Vice President


                                       Banc of America Funding Corporation


                                       By:      /s/ Bruce W. Good
                                          --------------------------------------
                                       Name:    Bruce W. Good
                                       Title:   Vice President


                                       Wells Fargo Bank, N.A., as servicer


                                       By:    /s/ Lori Maller
                                          --------------------------------------
                                       Name:   Lori Maller
                                       Title:  Assistant Vice President


Acknowledged and Agreed as
of the date first written above:



Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Raymond Delli Colli
   --------------------------------------
Name:    Raymond Delli Colli
Title:   Vice President


       [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT FOR BAFC 2007-3]

                                    EXHIBIT A
                                    ---------

                           Schedule of Mortgage Loans

    [Included as Exhibit D-2 to Exhibit 4.1 to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]

                                    EXHIBIT B
                                    ---------

Exhibit G-1 Standard File Layout - Delinquency Reporting



       *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

------------------------------ ------------------------------------------------------------------------- --------- -----------------
Column/Header Name                                                Description                             Decimal  Format Comment
------------------------------ ------------------------------------------------------------------------- --------- -----------------
SERVICER_LOAN_NBR              A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
------------------------------ ------------------------------------------------------------------------- --------- -----------------
LOAN_NBR                       A unique identifier assigned to each loan by the originator.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
CLIENT_NBR                     Servicer Client Number
------------------------------ ------------------------------------------------------------------------- --------- -----------------
SERV_INVESTOR_NBR              Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
BORROWER_FIRST_NAME            First Name of the Borrower.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
BORROWER_LAST_NAME             Last name of the borrower.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
PROP_ADDRESS                   Street Name and Number of Property
------------------------------ ------------------------------------------------------------------------- --------- -----------------
PROP_STATE                     The state where the  property located.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
PROP_ZIP                       Zip code where the property is located.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
BORR_NEXT_PAY_DUE_DATE         The date that the borrower's next payment is due to the servicer at                 MM/DD/YYYY
                               the end of processing cycle, as reported by Servicer.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
LOAN_TYPE                      Loan Type (i.e. FHA, VA, Conv)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
BANKRUPTCY_FILED_DATE          The date a particular bankruptcy claim was filed.                                   MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
BANKRUPTCY_CHAPTER_CODE        The chapter under which the bankruptcy was filed.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
BANKRUPTCY_CASE_NBR            The case number assigned by the court to the bankruptcy filing.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
POST_PETITION_DUE_DATE         The payment due date once the bankruptcy has been approved by the                   MM/DD/YYYY
                               courts
------------------------------ ------------------------------------------------------------------------- --------- -----------------
BANKRUPTCY_DCHRG_DISM_DATE     The Date The Loan Is Removed From Bankruptcy. Either by Dismissal,                  MM/DD/YYYY
                               Discharged and/or a Motion For Relief Was Granted.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
LOSS_MIT_APPR_DATE             The Date The Loss Mitigation Was Approved By The Servicer                           MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
LOSS_MIT_TYPE                  The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------ ------------------------------------------------------------------------- --------- -----------------
LOSS_MIT_ACT_COMP_DATE         The Date The Loss Mitigation Is Actually Completed                                  MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
ATTORNEY_REFERRAL_DATE         Date File Was Referred To Attorney to Pursue Foreclosure                            MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FIRST_LEGAL_DATE               Notice of 1st legal filed by an Attorney in a Foreclosure Action                    MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FRCLSR_SALE_EXPECTED_DATE      The date by which a foreclosure sale is expected to occur.                          MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FRCLSR_SALE_DATE               The actual date of the foreclosure sale.                                            MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FRCLSR_SALE_AMT                The amount a property sold for at the foreclosure sale.                       2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE            The date the servicer initiates eviction of the borrower.                           MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
EVICTION_COMPLETED_DATE        The date the court revokes legal possession of the property from the                MM/DD/YYYY
                               borrower.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
LIST_PRICE                     The price at which an REO property is marketed.                               2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------

                                      B-1

------------------------------ ------------------------------------------------------------------------- --------- -----------------
LIST_DATE                      The date an REO property is listed at a particular price.                           MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
OFFER_AMT                      The dollar value of an offer for an REO property.                             2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
OFFER_DATE_TIME                The date an offer is received by DA Admin or by the Servicer.                       MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
REO_CLOSING_DATE               The date the REO sale of the property is scheduled to close.                        MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
REO_ACTUAL_CLOSING_DATE        Actual Date Of REO Sale                                                             MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
OCCUPANT_CODE                  Classification of how the property is occupied.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
PROP_CONDITION_CODE            A code that indicates the condition of the property.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
PROP_INSPECTION_DATE           The date a  property inspection is performed.                                       MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
APPRAISAL_DATE                 The date the appraisal was done.                                                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                  The current "as is" value of the property based on brokers price opinion      2
                               or appraisal.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
REPAIRED_PROP_VAL              The amount the property would be worth if repairs are completed pursuant      2
                               to a broker's price opinion or appraisal.
------------------------------ ------------------------------------------------------------------------- --------- -----------------

If applicable:
------------------------------ ------------------------------------------------------------------------- --------- -----------------
DELINQ_STATUS_CODE             FNMA Code Describing Status of Loan
------------------------------ ------------------------------------------------------------------------- --------- -----------------
DELINQ_REASON_CODE             The circumstances which caused a borrower to stop paying on a loan.
                               Code indicates the reason why the loan is in default for this cycle.
------------------------------ ------------------------------------------------------------------------- --------- -----------------
MI_CLAIM_FILED_DATE            Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.            MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
MI_CLAIM_AMT                   Amount of Mortgage Insurance Claim Filed                                            No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
MI_CLAIM_PAID_DATE             Date Mortgage Insurance Company Disbursed Claim Payment                             MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
MI_CLAIM_AMT_PAID              Amount Mortgage Insurance Company Paid On Claim                               2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
POOL_CLAIM_FILED_DATE          Date Claim Was Filed With Pool Insurance Company                                    MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
POOL_CLAIM_AMT                 Amount of Claim Filed With Pool Insurance Company                             2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
POOL_CLAIM_PAID_DATE           Date Claim Was Settled and The Check Was Issued By The Pool Insurer                 MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
POOL_CLAIM_AMT_PAID            Amount Paid On Claim By Pool Insurance Company                                2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_A_CLAIM_FILED_DATE    Date FHA Part A Claim Was Filed With HUD                                            MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_A_CLAIM_AMT           Amount of FHA Part A Claim Filed                                              2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_A_CLAIM_PAID_DATE     Date HUD Disbursed Part A Claim Payment                                             MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_A_CLAIM_PAID_AMT      Amount HUD Paid on Part A Claim                                               2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_B_CLAIM_FILED_DATE    Date FHA Part B Claim Was Filed With HUD                                            MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_B_CLAIM_AMT           Amount of FHA Part B Claim Filed                                              2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_B_CLAIM_PAID_DATE     Date HUD Disbursed Part B Claim Payment                                             MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------

                                      B-2

------------------------------ ------------------------------------------------------------------------- --------- -----------------
FHA_PART_B_CLAIM_PAID_AMT      Amount HUD Paid on Part B Claim                                               2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------
VA_CLAIM_FILED_DATE            Date VA Claim Was Filed With the Veterans Admin                                     MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
VA_CLAIM_PAID_DATE             Date Veterans Admin. Disbursed VA Claim Payment                                     MM/DD/YYYY
------------------------------ ------------------------------------------------------------------------- --------- -----------------
VA_CLAIM_PAID_AMT              Amount Veterans Admin. Paid on VA Claim                                       2     No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------ ------------------------------------------------------------------------- --------- -----------------

Exhibit G-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o   ASUM- Approved Assumption
     o   BAP-  Borrower Assistance Program
     o   CO-  Charge Off
     o   DIL- Deed-in-Lieu
     o   FFA- Formal Forbearance Agreement
     o   MOD- Loan Modification
     o   PRE- Pre-Sale
     o   SS-  Short Sale
     o   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o   Mortgagor
     o   Tenant
     o   Unknown
     o   Vacant

The Property Condition field should show the last reported condition of the property as follows:
    o    Damaged
    o    Excellent
    o    Fair
    o    Gone
    o    Good
    o    Poor
    o    Special Hazard
    o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

     ----------------- ----------------------------------------------
     Delinquency Code  Delinquency Description
     ----------------- ----------------------------------------------
     001               FNMA-Death of principal mortgagor
     ----------------- ----------------------------------------------
     002               FNMA-Illness of principal mortgagor
     ----------------- ----------------------------------------------
     003               FNMA-Illness of mortgagor's family member
     ----------------- ----------------------------------------------
     004               FNMA-Death of mortgagor's family member
     ----------------- ----------------------------------------------
     005               FNMA-Marital difficulties
     ----------------- ----------------------------------------------
     006               FNMA-Curtailment of income
     ----------------- ----------------------------------------------
     007               FNMA-Excessive Obligation
     ----------------- ----------------------------------------------
     008               FNMA-Abandonment of property
     ----------------- ----------------------------------------------
     009               FNMA-Distant employee transfer
     ----------------- ----------------------------------------------
     011               FNMA-Property problem
     ----------------- ----------------------------------------------
     012               FNMA-Inability to sell property
     ----------------- ----------------------------------------------
     013               FNMA-Inability to rent property
     ----------------- ----------------------------------------------
     014               FNMA-Military Service
     ----------------- ----------------------------------------------
     015               FNMA-Other
     ----------------- ----------------------------------------------
     016               FNMA-Unemployment
     ----------------- ----------------------------------------------
     017               FNMA-Business failure
     ----------------- ----------------------------------------------
     019               FNMA-Casualty loss
     ----------------- ----------------------------------------------
     022               FNMA-Energy environment costs
     ----------------- ----------------------------------------------
     023               FNMA-Servicing problems
     ----------------- ----------------------------------------------
     026               FNMA-Payment adjustment
     ----------------- ----------------------------------------------
     027               FNMA-Payment dispute
     ----------------- ----------------------------------------------
     029               FNMA-Transfer of ownership pending
     ----------------- ----------------------------------------------
     030               FNMA-Fraud
     ----------------- ----------------------------------------------
     031               FNMA-Unable to contact borrower
     ----------------- ----------------------------------------------
     INC               FNMA-Incarceration
     ----------------- ----------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

       ------------------ ------------------------------------------------------
         Status Code      Status Description
       ------------------ ------------------------------------------------------
              09          Forbearance
       ------------------ ------------------------------------------------------
              17          Pre-foreclosure Sale Closing Plan Accepted
       ------------------ ------------------------------------------------------
              24          Government Seizure
       ------------------ ------------------------------------------------------
              26          Refinance
       ------------------ ------------------------------------------------------
              27          Assumption
       ------------------ ------------------------------------------------------
              28          Modification
       ------------------ ------------------------------------------------------
              29          Charge-Off
       ------------------ ------------------------------------------------------
              30          Third Party Sale
       ------------------ ------------------------------------------------------
              31          Probate
       ------------------ ------------------------------------------------------
              32          Military Indulgence
       ------------------ ------------------------------------------------------
              43          Foreclosure Started
       ------------------ ------------------------------------------------------
              44          Deed-in-Lieu Started
       ------------------ ------------------------------------------------------
              49          Assignment Completed
       ------------------ ------------------------------------------------------
              61          Second Lien Considerations
       ------------------ ------------------------------------------------------
              62          Veteran's Affairs-No Bid
       ------------------ ------------------------------------------------------
              63          Veteran's Affairs-Refund
       ------------------ ------------------------------------------------------
              64          Veteran's Affairs-Buydown
       ------------------ ------------------------------------------------------
              65          Chapter 7 Bankruptcy
       ------------------ ------------------------------------------------------
              66          Chapter 11 Bankruptcy
       ------------------ ------------------------------------------------------
              67          Chapter 13 Bankruptcy
       ------------------ ------------------------------------------------------

Exhibit G-2: Standard File Layout - Scheduled/Scheduled

------------------------------------------------------------------------------------------------------------------------------------

Column Name             Description                                             Decimal Format Comment                     Max Size
------------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group of           Text up to 10 digits                    20
                        loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                A unique identifier assigned to each loan by the                Text up to 10 digits                    10
                        investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR       A unique number assigned to a loan by the Servicer.             Text up to 10 digits                    10
                        This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME           The borrower name as received in the file.  It is not           Maximum length of 30 (Last, First)      30
                        separated by first and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest          2   No commas(,) or dollar signs ($)        11
                        payment that a borrower is expected to pay, P&I
                        constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE           The loan interest rate as reported by the Servicer.         4   Max length of 6                          6
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE            The loan gross interest rate less the service fee rate      4   Max length of 6                          6
                        as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE           The servicer's fee rate for a loan as reported by the       4   Max length of 6                          6
                        Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT            The servicer's fee amount for a loan as reported by the     2   No commas(,) or dollar signs ($)        11
                        Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT             The new loan payment amount as reported by the              2   No commas(,) or dollar signs ($)        11
                        Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE           The new loan rate as reported by the Servicer.              4   Max length of 6                          6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE          The index the Servicer is using to calculate a              4   Max length of 6                          6
                        forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the              2   No commas(,) or dollar signs ($)        11
                        beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end of       2   No commas(,) or dollar signs ($)        11
                        the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the                MM/DD/YYYY                              10
                        borrower's next payment is due to the Servicer, as
                        reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1         The first curtailment amount to be applied.                 2   No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1        The curtailment date associated with the first                  MM/DD/YYYY                              10
                        curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment           2   No commas(,) or dollar signs ($)        11
                        amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2         The second curtailment amount to be applied.                2   No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2        The curtailment date associated with the second                 MM/DD/YYYY                              10
                        curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment          2   No commas(,) or dollar signs ($)        11
                        amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3         The third curtailment amount to be applied.                 2   No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3        The curtailment date associated with the third                  MM/DD/YYYY                              10
                        curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------

                                      B-7

-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3          The curtailment interest on the third curtailment           2   No commas(,) or dollar signs ($)        11
                        amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                 The loan "paid in full" amount as reported by the           2   No commas(,) or dollar signs ($)        11
                        Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                The paid in full date as reported by the Servicer.              MM/DD/YYYY                              10
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Action Code Key: 15=Bankruptcy,          2
                                                                                        30=Foreclosure, , 60=PIF,
                                                                                        63=Substitution, 65=Repurchase,
ACTION_CODE             The standard FNMA numeric code used to indicate the             70=REO
                        default/delinquent status of a particular loan.
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT             The amount of the interest adjustment as reported by        2   No commas(,) or dollar signs ($)        11
                        the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if applicable.    2   No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.             2   No commas(,) or dollar signs ($)        11
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if            2   No commas(,) or dollar signs ($)        11
                        applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at the       2   No commas(,) or dollar signs ($)        11
                        beginning of the cycle date to be passed through to
                        investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL      The scheduled principal balance due to investors at the     2   No commas(,) or dollar signs ($)        11
                        end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT          The scheduled principal amount as reported by the           2   No commas(,) or dollar signs ($)        11
                        Servicer for the current cycle -- only applicable for
                        Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT           The scheduled gross interest amount less the service        2   No commas(,) or dollar signs ($)        11
                        fee amount for the current cycle as reported by the
                        Servicer -- only applicable for Scheduled/Scheduled
                        Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT           The actual principal amount collected by the Servicer       2   No commas(,) or dollar signs ($)        11
                        for the current reporting cycle -- only applicable for
                        Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT            The actual gross interest amount less the service fee       2   No commas(,) or dollar signs ($)        11
                        amount for the current reporting cycle as reported by
                        the Servicer -- only applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT     The penalty amount received when a borrower prepays on      2   No commas(,) or dollar signs ($)        11
                        his loan as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived by        2   No commas(,) or dollar signs ($)        11
                        the servicer.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                The Effective Payment Date of the Modification for the          MM/DD/YYYY                              10
                        loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                The Modification Type.                                          Varchar - value can be alpha or         30
                                                                                        numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest advances     2   No commas(,) or dollar signs ($)        11
                        made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit G-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet


     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

      The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     -------------------------------------
     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
    4-12. Complete as applicable. Required documentation:
               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
               * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
               * Other expenses - copies of corporate advance history showing all payments
               * REO repairs > $1500 require explanation
               * REO repairs >$3000 require evidence of at least 2 bids.
               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification
               *   Unusual   or   extraordinary   items  may   require   further
          documentation.
     13.  The total of lines 1 through 12.

     Credits:
     --------
   14-21. Complete as applicable. Required documentation:
               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
               * Copy of EOB for any MI or gov't guarantee
               * All other credits need to be clearly defined on the 332 form
     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans,  use line (18a) for Part A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)
     -------------------------------------------
     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332



         Prepared by:  __________________                 Date:  _______________
         Phone:  ______________________   Email Address:_____________________


   -------------------      ------------------       -------------------------
  | Servicer Loan No. |    |  Servicer Name   |     |  Servicer Address        |
  |                   |    |                  |     |                          |
  |                   |    |                  |     |                          |
   -------------------      ------------------       -------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name:
         ______________________________________________________
         Property Address: _____________________________________________________

         Liquidation Type:  REO Sale     3rd Party Sale     Short Sale    Charge
         Off

         Was this loan granted a Bankruptcy deficiency or cramdown    Yes     No
         If "Yes", provide deficiency or cramdown amount _______________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan  $ ______________
              (1)
         (2)  Interest accrued at Net Rate                      ________________
              (2)
         (3)  Accrued Servicing Fees                            ________________
              (3)
         (4)  Attorney's Fees                                   ________________
              (4)
         (5)  Taxes (see page 2)                                ________________
              (5)
         (6)  Property Maintenance                              ________________
              (6)
         (7)  MI/Hazard Insurance Premiums (see page 2)         ________________
              (7)
         (8)  Utility Expenses                                  ________________
              (8)
         (9)  Appraisal/BPO                                     ________________
              (9)
         (10) Property Inspections                              ________________
              (10)
         (11) FC Costs/Other Legal Expenses                     ________________
              (11)
         (12) Other (itemize)                                   ________________
              (12)
                  Cash for Keys__________________________       ________________
              (12)

                  HOA/Condo Fees_______________________         ________________
              (12)
                  ______________________________________        ________________
              (12)

                  Total Expenses                                $ ______________
              (13)
         Credits:
         (14) Escrow Balance                                    $ ______________
              (14)
         (15) HIP Refund                                        ________________
              (15)
         (16) Rental Receipts                                   ________________
              (16)
         (17) Hazard Loss Proceeds                              ________________
              (17)
         (18) Primary Mortgage Insurance / Gov't Insurance      ________________
              (18a) HUD Part A
                                                                ________________
         (18b) HUD Part B
         (19) Pool Insurance Proceeds                           ________________
              (19)
         (20) Proceeds from Sale of Acquired Property           ________________
              (20)
         (21) Other (itemize)                                   ________________
              (21)
              _________________________________________         ________________
              (21)

              Total Credits                                     $_______________
              (22)

         Total Realized Loss (or Amount of Gain)                $_______________
                (23)

Escrow Disbursement Detail


---------------------------------------------------------------------------------------------------------------------

      Type        Date Paid   Period of Coverage   Total Paid  Base Amount       Penalties            Interest
  (Tax /Ins.)
---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

---------------- ----------- -------------------- ------------ ------------ -------------------- --------------------

                                   APPENDIX I
                                   ----------

                               Purchase Agreements
                               -------------------

                            [Available upon request.]

                                   APPENDIX II
                                   -----------

                               Servicing Agreement
                               -------------------

     [Included as Exhibits 10.6(A) and (B) to the Current Report on Form 8-K
          pursuant to which this Assignment, Assumption and Recognition
                              Agreement is filed.]